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                            SCHEDULE 14A INFORMATION

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                             UTILICORP UNITED INC.
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The material is being filed pursuant to Rule 14a-6 and is the text of an advertisement that will appear in print media beginning May 7, 1996.



WORKING TOGETHER



FOR A BETTER KANSAS CITY



WE'RE EMPLOYEES
We're Proud to be part of UtiliCorp, delivering reliable service to our more than 150,000 customers in the Kansas City area. We're looking forward to our planned merger with Kansas City Power & Light, because we know the importance of building a stronger company and a brighter future.



WE'RE CUSTOMERS
We're electric and gas utility customers too; reliable, low-cost rates are important to us and our families. We want the stable, fair rates that come from local control.



WE'RE SHAREHOLDERS
We're proud to be owners of our company. Like thousands of shareholders in the Kansas City area, we want to share in the strong economic performance of the new venture. It's a well-planned, healthy investment for the future.



WE'RE NEIGHBORS
We live here, and we're raising our families here. We have a real, personal stake in the Kansas City area, and we know and care about our community. To us, Kansas City is home -- not just the bottom line on a corporate balance sheet.



[PHOTOGRAPH OF 12 KANSAS CITY AREA EMPLOYEES]



We're some of the thousands of UtiliCorp employees who look forward to working together with our KCPL colleagues and neighbors. As one company, we will continue the local tradition of 180 years of combined commitment to our customers and to the Kansas City Area.

Better Together

[UtiliCorp United Logo]